UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2019

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	CAKE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 to Form 8-K (the “Amendment”) amends the Form 8-K (the “Initial 8-K”) filed on October 2, 2019 by The Cheesecake Factory Incorporated (the “Company”) upon acquisition of North Italia and the remainder of Fox Restaurant Concepts LLC (“FRC”). This Amendment provides the historical audited and unaudited financial statements of FRC and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)          Financial Statements of Business Acquired

The audited consolidated balance sheet of FRC as of January 1, 2019, the audited consolidated statements of operations, members’ equity, and cash flows of FRC for the fiscal year ended January 1, 2019 and the notes and independent auditors’ report of BeachFleischman PC related thereto are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited consolidated balance sheet of FRC as of October 1, 2019, the unaudited consolidated statements of operations, members’ equity, and cash flows of FRC for the thirty-nine weeks ended October 1, 2019 and the notes related thereto are filed as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)          Pro Forma Financial Information

The unaudited pro forma condensed consolidated balance sheet of the Company as of October 1, 2019, the unaudited pro forma condensed consolidated statements of income of the Company for the thirty-nine weeks ended October 1, 2019 and the fiscal year ended January 1, 2019 and the notes related thereto are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(d)          Exhibits

23.1	Consent of Independent Auditors for Fox Restaurant Concepts LLC

99.1	Audited Consolidated Balance Sheet of FRC as of January 1, 2019, Audited Consolidated Statements of Operations, Members’ Equity, and Cash Flows of FRC for the fiscal year ended January 1, 2019, the Notes and the Independent Auditors’ Report related thereto

99.2	Unaudited Consolidated Balance Sheet of FRC as of October 1, 2019, Unaudited Consolidated Statements of Operations, Members’ Equity, and Cash Flows of FRC for the thirty-nine weeks ended October 1, 2019 and the Notes related thereto

99.3	Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of October 1, 2019, Unaudited Pro Forma Condensed Consolidated Statements of Income of the Company for the thirty-nine weeks ended October 1, 2019 and the fiscal year ended January 1, 2019 and the Notes related thereto

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2019	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer

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